Exhibit 4.1

NUMBER			SHARES
WARRIOR ENERGY SERVICES CORPORATION
COMMON STOCK
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
CUSIP 936258 10 2
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT

is the owner of
FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.0005 PAR VALUE PER SHARE, OF WARRIOR ENERGY SERVICES CORPORATION

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

[SEAL]	/s/ Ron Whittier	/s/ Wiiliam L. Jenkins
	SECRETARY	PRESIDENT
Countersigned and Registered:
American Stock Transfer & Trust Company
(New York, N.Y.)
Transfer Agent and Registrar
By
Authorized Signature

WARRIOR ENERGY SERVICES CORPORATION

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list

For value received,                                                                                                                                                     hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
Please print or typewrite name and address including postal zip code of assignee

Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated,

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.